Exhibit 10.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of May 10, 2019, by and between GLEN EAGLES ACQUISITION LP, a Delaware limited partnership, having an address at 8600 Inwood Road, Dallas, Texas 75209 (“Seller”) and GOPHER PROTOCOL, INC., a Nevada corporation, having an address at 2500 Broadway, Suite F-125, Santa Monica, CA 90404 (“Purchaser”).

RECITALS

WHEREAS, Seller executed a promissory note, dated as of March 1, 2019 (the “Gopher Note”), in favor of Purchaser in the amount of $1,200,000; and

WHEREAS, as of the date hereof, Seller remains indebted to Purchaser in the aggregate amount of $1,200,000 (the “Remaining Gopher Balance”); and

WHEREAS, Seller owns 49% of the membership interests (the “Interests”) of ADVANGELISTS, LLC, a Delaware limited liability company (the “Company”); and

WHEREAS, Seller acquired its membership interests in the Company pursuant to an Agreement and Plan of Merger, dated as of November 20, 2018 (the “Merger Agreement”), as amended on December 6, 2018, by and among Seller, the Company, Mobiquity Technologies, Inc., a New York corporation (“Mobiquity”), AVNG Acquisition Sub, LLC, a Delaware limited liability company, and Deepankar Katyal; and

WHEREAS, pursuant to the terms of the Merger Agreement, Seller executed a promissory note, dated as of December 6, 2018 (the “AVNG Note”), in favor of Deepankar Katyal in his capacity as the representative of the former members of the Company (the “Payee”), in the amount of $9,500,000, of which $2,025,000 (which reflects a payment of $525,000 made on or about May 3, 2019) has been repaid as of the date hereof; and

WHEREAS, as of the date hereof, Seller remains indebted to Payee under the AVNG Note in the aggregate amount of $7,475,000 (the “Remaining AVNG Balance”); and

WHEREAS, upon the terms, conditions and consideration set forth in this Agreement, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Interests.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

l.       Purchase and Sale of Interests.

1.1              Agreement to Purchase and Sell. As of the Closing (defined below), and subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser, and Purchaser hereby purchases and accepts from Seller, all of Seller’s right, title and interest in and to the Interests, free and clear of any and all liens, charges, pledges, security interests, claims, mortgages, options, encumbrances, rights of first refusal, conditions, covenants and other restrictions (“Liens”).

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1.2              Consideration. In consideration for the sale of the Interests, as of the Closing Purchaser shall:

(i)       fully release and discharge the Remaining Gopher Balance evidenced by the Gopher Note; and

(ii)       assume the AVNG Note from the Seller, including, without limitation, the payment of the Remaining AVNG Balance under the AVNG Note, and all interest and fees with respect thereto, and all obligations of Seller with respect to the AVNG Note arising on and after the Closing (the “Assumed Note”).

1.3       Seller shall pay, and shall reimburse Purchaser for, any sales, use or transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses, if any, that become due and payable as a result of the transactions contemplated by this Agreement.

1.4       Purchaser and the Company shall be entitled to deduct and withhold from the Purchase Price all taxes that Purchaser and the Company may be required to deduct and withhold under any provision of tax law. All such withheld amounts shall be treated as delivered to Seller hereunder.

2.       Closing.

2.1       The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement by the parties hereto.

2.2       At the Closing, Seller shall deliver to Purchaser the following:

(i)       a signed counterpart to this Agreement;

(ii)       a membership interest power conveying the Interests to Purchaser;

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(iii)       a signed counterpart of the Assignment and Assumption Agreement, the form of which is attached hereto as Exhibit A, related to the assignment and assumption of the Assumed Note (the “Assignment and Assumption Agreement”);

(iv)       copies of all consents, approvals, waivers and authorizations referred to in Section 4.2 hereof; and

(v)       a certificate of the general partner of Seller certifying as to (i) the resolutions of the general partner(s) (or equivalent managing body) of Seller, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the general partner(s) (or equivalent managing body) of Seller authorized to sign this Agreement and the documents to be delivered hereunder.

2.3       At the Closing, Purchaser shall deliver to Seller

(i)       a signed counterpart to this Agreement;

(ii)       a signed counterpart of the Assignment and Assumption Agreement;

(iii)       Copies of all consents, approvals, waivers and authorizations referred to in Section 3.2 hereof; and

(vi)       A certificate of the Secretary or Assistant Secretary (or equivalent officer) of Purchaser certifying as to (i) the resolutions of the board of directors (or equivalent managing body) of Purchaser, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the officers of Purchaser authorized to sign this Agreement and the documents to be delivered hereunder.

3.       Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

3.1       Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Purchaser has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Purchaser of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Purchaser. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Purchaser, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms.

3.2       The execution, delivery and performance by Purchaser of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Purchaser; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser. Except for the consent of Deepankar Katyal, no consent, approval, waiver or authorization is required to be obtained by Purchaser from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

3.3.       No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

3.4       There is no claim, action, suit, proceeding or governmental investigation ("Action")  pending or, to Purchaser’s knowledge, threatened against or by Purchaser or any affiliate of Purchaser that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

4.       Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that:

4.1        Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller has full limited partnership power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite limited partnership action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Purchaser) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

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4.2        The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of limited partnership or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party; (d) result in any violation, conflict with or constitute a default under the Company's organizational documents or the Amended and Restated Operating Agreement of the Company, dated December 7, 2018 (the “Operating Agreement”); or (e) result in the creation or imposition of any Lien on the Interests. Except for the consent of Deepankar Katyal, no consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

4.3       There is no Action of any nature pending or, to Seller's knowledge, threatened against or by Seller (a) relating to or affecting the  Interests; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

4.4       Seller is the sole legal, beneficial, record and equitable owner of the Interests, free and clear of any and all Liens whatsoever, but subject to the terms and conditions of the Company’s Operating Agreement. To Seller's knowledge, the Interests were issued in compliance with applicable laws. To Seller's knowledge, the Interests were not issued in violation of the organizational documents or Operating Agreement of the Company or any other agreement, arrangement or commitment to which Seller or the Company is a party and are not subject to or in violation of any preemptive or similar rights of any person.

4.5       No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

5.       Miscellaneous.

5.1       Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

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5.2 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the internal law of the State of California without regard to the choice of law provisions of any jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of the courts located within Los Angeles County, California for the purposes of any action or claim arising out of this Agreement or any transaction contemplated hereby, and agrees to commence any such action or claim only in such courts. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

5.3        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.4        Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5        Expenses. Except as expressly set forth herein, each party hereto shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the transactions contemplated by this Agreement are consummated.

5.6       Amendments. This Agreement shall not be amended, modified or terminated except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Purchaser and Seller.

5.7        Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.8        Entire Agreement. This Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

5.9       Representation by Counsel; Interpretation. The parties hereto acknowledge that this Agreement has been prepared by Ruskin Moscou Faltischek, P.C. (“RMF”), counsel for Mobiquity, and that RMF does not represent either of the parties hereto. The parties hereto further acknowledge that RMF has not provided any legal or tax advice or guidance to the parties hereto with respect to the transactions contemplated herein, and that they have been afforded the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated hereby and they have either done so or elected not to do so. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties hereto. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SELLER: GLEN EAGLES ACQUISITION LP
By: /s/ Darren Dunckel Name: Darren Dunckel Title: Managing Partner

PURCHASER: GOPHER PROTOCOL, INC.
By: /s/ Mansour Khatib Name: Mansoor Khatib Title: Chief Marketing Officer

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EXHIBIT A

Assignment and Assumption Agreement

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